                                                                   EXHIBIT 10.16


                      THIRD AMENDMENT TO LEASE AGREEMENT
                      ----------------------------------

                             (PARCELS 3, 4 AND 8)


     THIS THIRD AMENDMENT TO LEASE AGREEMENT OF JULY 17, 1985 ("Third Amendment") is entered into this 10th day of October, 1994, pursuant to
                                 ----        -------
a minute order adopted by the City Council of the City of Long Beach on the 12th day of July, 1994, by and between the CITY OF LONG BEACH, a municipal corporation ("Landlord"), and KILROY LONG BEACH ASSOCIATES, a California Limited Partnership ("Developer").

                                   Recitals:
                                   --------

     A. On July 17, 1985, a lease was entered into between the Landlord and Developer (the "Lease"); and

     B. On July 22, 1988, a Parcel Map No. 16960, in Book 208, Pages 92 through 100 of Parcel Maps was recorded in the Office of the County Recorder of Los Angeles County, State of California; and

     C. On January 24, 1989, the Lease was amended and subdivided by a First Amendment to Lease in accordance with Subsection 7.6 of said Lease between Landlord and Developer in order to establish three (3) separate ground leases between Landlord and Developer, as follows:

     Parcels 1 and 2     -   Phase 1 of the development

     Parcels 5 and 6     -   Phase 2 of the development

     Parcels 3, 4 and 8  -   Phase 3 of the development

     D. On December 28, 1990, the subdivided Lease for Parcels 3, 4 and 8 was further amended by a Second Amendment to Lease (the Lease plus all amendments are hereafter collectively referred to as the "Lease") in order to recognize and clarify certain issues arising out of a development agreement entered into between the parties in September 1990; and

      E. The parties now desire to further amend the Lease for Parcels 3, 4 and 8 to provide for payment of past due rental and adjustments to rental payable by Developer thereunder.

     THE PARTIES AGREE as follows:

     Section 1.  Payment of Past Due Rental.  Landlord and Developer
                 --------------------------
acknowledge that the initial Ground Rent payable pursuant to Subsection 3.1.1 of the Lease is past due for the months of August, 1993 through April, 1994 (the "past due rental"). Landlord hereby agrees to accept the amount of $137,620.35 as payment in full of Ground Rent for all amounts due to Landlord through July 1, 1994, and any and all other delinquent amounts are waived and forgiven. Said payment shall be made to Landlord upon the first to occur of: (a) commencement of payment of subtenant rent under the sublease of Parcel 2 to Devry, Inc. or
(b) March 1, 1995. In the event that the past due rental is not fully paid prior to November 1, 1994, Developer agrees that any past due rental not paid after that date shall accrue interest at seven percent (7%) per annum until fully paid.

     Section 2.  Adjustment to Initial Ground Rent.  Subsection 3.1.1 of the
                 ---------------------------------
Lease is hereby amended to read as follows:

                 "3.1.1. Amount of Ground Rent. Developer shall pay as initial
                         ---------------------
Ground Rent for Parcels 3, 4 and 8 of the Parcel Map, the following amounts during the following periods from July 1, 1994 through June 30, 1999:

                         3.1.1.1 for the period from July 1, 1994 through June
30, 1995, the sum of Fifty Thousand

Dollars ($50,000.00);

          3.1.1.2 For the period from July 1, 1995 through June 30, 1996, the sum of Seventy-five Thousand Dollars ($75,000.00);

          3.1.1.3 For the period from July 1, 1996 through June 30, 1997, the sum of Seventy-five Thousand Dollars ($75,000.00);

          3.1.1.4 For the period from July 1, 1997 through June 30, 1998, the sum of Seventy-five Thousand Dollars ($75,000.00); and

          3.1.1.5 For the period from July 1, 1998 through June 30, 1999, the sum of One Hundred Thousand Dollars ($100,000.00)."

     Section 3.  Reactivation of Lease Ground Rent.  Subsection 3.1.3 of the
                 ---------------------------------
Lease is hereby amended to read as follows:

          "3.1.3  Payment of Ground Rent.  The obligation to pay Ground Rent
                  ----------------------
shall commence upon July 1, 1999, or upon the commencement of payment of subtenant rent to Developer from either Parcel 3 or Parcel 4, whichever occurs first. In the event that subtenant rent is received from Parcel 3 and not Parcel 4, the Ground Rent shall be reduced by 63.11 percent (63.11%). In the event that subtenant rent is received from Parcel 4 and not Parcel 3, the Ground Rent shall be reduced by 36.89 percent (36.89%)."

     Section 4.  Suspension of Ground Rent for Parcel 8.  During such period of
                 --------------------------------------
time that Parcel 8 shall be used for parking purposes, no Ground Rent shall be due or paid for Parcel 8.

          Section 5. Use of Parcel 8. Section 8.7 of the Lease is hereby amended
                     ---------------
to read in its entirety as follows:

               "8.7. Use of Parcel 8. Parcel 8 will be used only for aviation
                     ---------------
     uses as described in Sections 8.2, 8.3, 8.5, Exhibits 'K' and 'L,' provided that in the event approval from the Federal Aviation Administration is obtained, Parcel 8 may be used for automobile parking."

          Section 6. Amendment to Legal Description. The legal description
                     ------------------------------
attached as Exhibit "A" to this Third Amendment shall replace Exhibit "A" to the Lease.

          Section 7. Amendment to the Site Map. The Site Map attached as Exhibit
                     -------------------------
"B" to this Third Amendment shall replace Exhibit "B" to the Lease.

          Section 8. Except as stated in this Third Amendment, the Lease shall remain in full force and effect.

     LANDLORD AND DEVELOPER have executed this Third Amendment as of the date provided above.

                                       CITY OF LONG BEACH, a
                                       municipal corporation


October 10, 1994                       By        [signature]
----------                                ---------------------------------
                                          Assistant City Manager

                                                      EXECUTED PURSUANT
                                       CITY           TO SECTION 301 OF
                                                      THE CITY CHARTER.

                                       KILROY LONG BEACH ASSOCIATES,
                                       a California Limited
                                       Partnership


September 26, 1994                     By:  KILROY INDUSTRIES, A
------------                                California Corporation,
                                            General Partner


                                       By /s/ Marshall L. McDaniel
                                          ---------------------------------
                                       Title  MARSHALL L. McDANIEL
                                              -----------------------------
                                              EXECUTIVE VICE PRESIDENT
                                       DEVELOPER   AND SECRETARY


     Approved as to form this 3rd day of October, 1994.
                              ---        -------

                                       JOHN R. CALHOUN, City Attorney

                                       By        [signature]
                                          ---------------------------------
                                               Principal Deputy

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT

State of California
         --------------------
County of Los Angeles
          -------------------

On 9/26/94 before me, Loreena D. Yollin, Notary Public
   -------            ---------------------------------------------------------,
    DATE              NAME, TITLE OF OFFICER - E.G., "JANE DOE, NOTARY PUBLIC"

personally appeared Marshall L. McDaniel
                    -----------------------------------------------------------,
                                        NAME(S) OF SIGNER(S)

[X] personally known to me - OR - [_] proved to me on the basis of satisfactory evidence to be the person(s) whose name(s)
                                      is/are subscribed to the within instrument
                                      and acknowledged to me that he/she/they
                                      executed the same in his/her/their
                                      authorized capacity(ies), and that by
                                      his/her/their signature(s) on the
[SEAL APPEARS HERE]                   instrument the person(s), or the entity
                                      upon behalf of which the person(s) acted, executed the instrument.

                                      WITNESS my hand and official seal.


                                      /s/ Loreena D. Yollin
                                      -----------------------------------------
                                                SIGNATURE OF NOTARY


================================== OPTIONAL ====================================

Though the data below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent reattachment of this form.


     CAPACITY CLAIMED BY SIGNER              DESCRIPTION OF ATTACHED DOCUMENT
[_] INDIVIDUAL
[_] CORPORATE OFFICER

    ------------------------------           ----------------------------------
              TITLE(S)                           TITLE OR TYPE OF DOCUMENT

[_] PARTNER(S)     [_] LIMITED
                   [_] GENERAL
                                             ----------------------------------
                                                      NUMBER OF PAGES
[_] ATTORNEY-IN-FACT
[_] TRUSTEE(S)
[_] GUARDIAN/CONSERVATOR
[_] OTHER:
          ------------------------           ----------------------------------
                                                      DATE OF DOCUMENT
    ------------------------------

    ------------------------------

SIGNER IS REPRESENTING:                      ----------------------------------
NAME OF PERSON(S) OR ENTITY(IES)              SIGNER(S) OTHER THAN NAMED ABOVE

----------------------------------

----------------------------------

                               LEGAL DESCRIPTION
                          ---------------------------
                             KILROY AIRPORT CENTER
                                LEASE PARCEL 4

Parcel 4 of Parcel Map No. 16960, in the City of Long Beach, County of Los Angeles, State of California, as per map recorded in Book 208, Pages 92 to 100, inclusive, of Parcel Maps, in the office of the County Recorder of said County.

Along with that portion of Parcel 8 of said Parcel Map No. 16960, lying southeasterly of the following described line:

     Beginning at the most northerly corner of said Parcel 4; thence along the northeasterly prolongation of the most northwesterly line of said Parcel 4 North 44 degrees, 37 minutes, 27 seconds East 99.00 feet to a point in the northeasterly line of said Parcel 8.

     EXCEPT the northeasterly 11.00 feet of said Lot 8.

     Containing 291,484 square feet or 6.69 acres.

                               LEGAL DESCRIPTION
                          ---------------------------
                             KILROY AIRPORT CENTER
                                LEASE PARCEL 8

That portion of Parcel 8 of Parcel Map No. 16960, in the City of Long Beach, County of Los Angeles, State of California, as per map recorded in Book 208, Pages 92 to 100, inclusive, of Parcel Maps, in the office of the County Recorder of said County, lying northwesterly of the following described line:

     Beginning at the most northerly corner of said Parcel 4; thence along the northeasterly prolongation of the most northwesterly line of said Parcel 4 North 44 degrees, 37 minutes, 27 seconds East 99.00 feet to a point in the northeasterly line of said Parcel 8.

     Along with the northeasterly 62.00 feet of Parcel 3 of said
     Parcel Map No. 16960.

     EXCEPT the northeasterly 11.00 feet of said Lot 8.

     Containing 163,979 square feet or 3.76 acres.




[SEAL APPEARS HERE]


EXHIBIT A                  PREPARED      CHECKED      LEASE NO.      DRAWING NO.
                           D. OBERT      L. MADDOX                   A-1572

                         [MAP OF KILROY AIRPORT CENTER
                          LEASE AT LONG BEACH AIRPORT]
















                                                             [SEAL APPEARS HERE]

EXHIBIT B                  PREPARED      CHECKED      LEASE NO.      DRAWING NO.
                           D. OBERT      L. MADDOX                   A-1572